UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2011

KUNEKT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-53561

(Commission File Number)

26-1173212

(IRS Employer Identification No.)

Unit 1, 12/F International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong

(Address of principal executive offices, Zip Codes are not applicable in Hong Kong)

+852 2824 8178

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Pursuant to Rule 135c of the Securities Act of 1933, a News Release is filed as exhibit 99.1 to this Form 8-K Current Report.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	News Release dated January 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUNEKT CORPORATION

By: /s/ Mark Bruk

Mark Bruk
Chief Executive Officer

Dated: January 28, 2011